




APPLE HOSPITALITY REIT

INVESTOR PRESENTATION

MAY 2017 • NYSE: APLE





FORWARD-LOOKING STATEMENTS

Certain statements made in this presentation are forward-looking statements. These forward-looking statements include statements regarding our intent, belief or current expectations and are based on various assumptions. These statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. Forward-looking statements may include, but are not limited to, statements regarding net asset value and potential trading prices. Words such as "anticipates," "believes," "expects," "estimates," "projects," "plans," "intends," "may," "will," "would," "outlook," "strategy," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or outcomes may differ materially from those contemplated by the forward-looking statement. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or reverse any forward-looking statement to reflect changed assumptions or the occurrence of unanticipated events or changes to future operating results, unless required to do so by law. Factors that might cause such differences include, but are not limited to, the ability of Apple Hospitality REIT, Inc. (the "Company," "Apple Hospitality," "Apple" or "APLE") to effectively acquire and dispose of properties; the ability of Apple Hospitality to successfully integrate recent and pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; the outcome of current and future litigation; regulatory proceedings or inquiries; changes in laws or regulations or interpretations of current laws and regulations that impact Apple Hospitality's business, assets or classification as a real estate investment trust; or other risks detailed in filings made by Apple Hospitality with the Securities and Exchange Commission ("SEC"). Although Apple Hospitality believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by Apple Hospitality or any other person that the results or conditions described in such statements or the objectives and plans of Apple Hospitality will be achieved.

Cover photos: Courtyard, Virginia Beach, VA; Homewood Suites, Cape Canaveral, FL; Hampton Inn, Fort Lauderdale, FL; Fairfield Inn & Suites, Tustin, CA; Courtyard, Fort Worth, TX; Hilton Garden Inn, Mason, OH; Residence Inn, Franklin, TN

APPLE HOSPITALITY REIT

COMPANY PROFILE


Hilton Garden Inn
Hilton Garden Inn
Hilton Garden Inn, Nashville, TN

33
STATES

87
MARKETS

235
HOTELS

29,979
GUESTROOMS

4 yrs
AVERAGE EFFECTIVE AGE

25%
TOTAL DEBT / TOTAL CAPITALIZATION

$4.3 Billion
EQUITY MARKET CAP

Note: Hotel portfolio statistics as of April 30, 2017. Market categorization is based on STR, Inc. designation. Average Effective Age calculated as of March 31, 2017 and represents years since hotels were built or last renovated. Total debt/total capitalization calculation based on total debt outstanding at March 31, 2017 divided by total debt outstanding at March 31, 2017 plus equity market capitalization (Equity Market Cap) based on the Company's closing share price of $19.10 and outstanding common shares at March 31, 2017.

APPLE HOSPITALITY REIT

HIGH QUALITY PORTFOLIO

98% of APLE's Hotels are Select Service or Extended Stay


SPRINGHILL SUITES
Marriott
SpringHill Suites, Burbank, CA


HOMEWOOD SUITES
Hilton
Homewood Suites, Miami, FL


Residence Inn
Residence Inn, Phoenix, AZ


COURTYARD
Courtyard, Franklin, TN


Hampton Inn
Hampton Inn, Cypress, CA

EQUITY MARKET CAPITALIZATION ($ in billions)


$13.8
$5.5
$4.3
$3.4
$3.3
$2.9
$2.2
$2.0
$1.8
$1.5
$1.4
$1.0
$0.8
$0.8
$0.6
Upscale
Upper Upscale
Apple Hospitality
HST
PK
APLE
SHO
LHO
RLJ
DRH
PEB
XHR
INN
CHSP
FCH
HT
CLDT
AHT

Largest select service public lodging REIT with a sharp focus on upscale hotels

Source: S&P Global Market Intelligence as of March 31, 2017.

PROVEN INVESTMENT STRATEGY



Concentrate on Upscale, rooms focused product

Partner with the best brands in that category



Pursue broad geographic diversification


explore.

Hire brand leading operators and enhance performance through benchmarking and asset management



Strategically reinvest in assets to establish and maintain competitive advantage

25%[1]
Debt/Capitalization

Maintain a strong, flexible balance sheet

(1) Total debt/total capitalization calculation based on total debt outstanding at March 31, 2017, divided by total debt outstanding at March 31, 2017 plus equity market capitalization based on the Company's closing share price of $19.10 and outstanding common shares at March 31, 2017.

WHY ROOMS FOCUSED PRODUCT?

Strong Consumer Demand & Broad Appeal + Simple, Efficient Operating Model = High Margins with Lower Volatility

With more than 28,000 select service and extended stay hotel rooms, Apple Hospitality is one of the largest owners of select service and extended stay hotel rooms in the industry.

APPLE HOSPITALITY REIT

BROAD GEOGRAPHIC DIVERSIFICATION



3%
4%
7%
4%
3%
3%
3%
3%
4%
5%
Apple Hospitality REIT owns a property in this market
Apple Hospitality REIT owns more than one property in this market

Adjusted Hotel EBITDA contribution by market type



Urban 22%
Suburban 59%
Airport 7%
Interstate 2%
Resort 5%
Small Metro 5%

Disciplined strategy of investing in urban, high end suburban, and developing markets where diverse demand generators and proximity to guest amenities drive strong, consistent performance.

Note: Highlighted markets represent largest markets in Apple Hospitality's portfolio, based on Comparable Hotels Adjusted Hotel EBITDA contribution for the trailing twelve months ended March 31, 2017. Comparable Hotels Adjusted Hotel EBITDA contribution by market type based on the trailing twelve months ended March 31, 2017. Market categorization is based on STR, Inc. designation.

CONCENTRATED BRAND OWNERSHIP


HOME2
EMBASSY SUITES by HILTON
HOMEWOOD SUITES BY HILTON
Hilton Garden Inn
Hampton by HILTON
Hilton
50%
MARRIOTT
50%
COURTYARD Marriott
FAIRFIELD INN & SUITES Marriott
MARRIOTT
RENAISSANCE HOTELS
Residence Inn Marriott
SPRINGHILL SUITES MARRIOTT
TOWNEPLACE SUITES MARRIOTT

With focus on Upscale Select Service and Extended Stay


Upscale
Upper Midscale
Upper Upscale

One of the largest owners for both Hilton® and Marriott®

Note: Statistics are based on the number of guestrooms owned by Apple Hospitality as of April 30, 2017.

WHY MARRIOTT® AND HILTON®?

RevPAR Premiums
select service brands outperform comparable hotels across North America

Global Distribution
more than 11,000 hotels worldwide with locations in more than 100 countries and territories creates strong consumer awareness

Effective Brand Segmentation
wide array of hospitality choices with variety of brands that appeal to broad range of travelers

Strong Loyalty Programs
more than 160 million members combined account for more than 50% of North American room nights

Brand Channels Deliver Guests
estimated that approximately 70% of all North American bookings come directly from brand channels

Premier System Standards
drive consistent quality, award winning service, innovative design, and modern amenities

Institutional Brands
foster strong resale market, financing flexibility, and investor confidence

MARRIOTT

Hilton

Hilton HONORS

Marriott REWARDS

Apple Hospitality's hotels benefit from industry leading brand affiliation

Source: Marriott and Hilton.

BENEFITS OF CONCENTRATED BRAND STRATEGY

Focus	Exclusive ownership of Hilton® & Marriott® branded hotels with concentration on efficient, rooms focused properties
Expertise	Scale ownership within specific brands yields comparable hotel operating data to benchmark and drive performance
Influence	One of the largest owners of Hilton® & Marriott® upscale hotels with significant representation on brand advisory boards

BENEFITS OF SCALE OWNERSHIP

Largest Select Service Public Lodging REIT

Unparalleled Access to Performance Data

- With current management of 235 hotels and more than 400 historically, unique ability to identify areas of opportunity and implement best practices
- Unique variable fee management contracts based on balanced scorecard results

Economies of Scale

- Volume purchasing discounts
- Insurance risk diversification results in favorable pricing
- Fixed cost efficiencies

Influence

- Representation on 7 Marriott® & Hilton® brand advisory boards
- Access to valuable data and experience to support brand initiatives
- Scale ownership within management company portfolios



Risk Diversification

- Not dependent on concentrated number of markets
- Broad base of demand generators
- Smaller assets require fewer guests to maximize profitability

EFFICIENT HOTEL OPERATIONS


Year end 2016 Hotel EBITDA Margin and RevPAR Comparison
Upscale
Upper Upscale
Apple Hospitality
41%
38%
38%
36%
36%
35%
34%
33%
33%
33%
32%
31%
30%
28%
$131
$103
$113
$129
$171
$211
$204
$190
$120
$150
$180
$150
$164
$177
CLDT
APLE (1)
INN
RLJ
HT
PEB
LHO
CHSP
AHT
XHR
DRH
FCH
SHO
HST
RevPAR

Higher operating margins provide a more stable cash flow stream

Source: Public company filings as of December 31, 2016.
(1) Refer to appendix for reconciliation to net income.

HIGH QUALITY OPERATORS

100%	portfolio operated by 3rd party property managers
93%(1)	of 3rd party property management contracts are independent of brand management
22	award winning operating companies provide a platform for comparative analytics and shared best practices
23%(2)	average of operators' portfolios represented by Apple Hospitality

Scale within our management companies' portfolios provides for substantial influence

(1) Based on hotels owned by Apple Hospitality as of March 31, 2017.
(2) Calculated based on number of hotels owned by Apple Hospitality as of March 31, 2017 and excludes brand management representation percentages.

UNIQUE MANAGEMENT CONTRACT STRUCTURE

Apple Hospitality's Unique Structure

Better aligns owner and manager to maximize performance in all market environments

Variable Management Fee

2.5% - 3.5% of Revenues Based on Property's Balanced Scorecard Performance

Balanced Scorecard Metrics

- Gross operating profit vs budget
- STR, Inc. market index targets
- Brand and TripAdvisor guest satisfaction scores
- Flow-through targets
- Forecast accuracy

Maintained flexibility with approximately 78% of our management contracts converted to the new structure and terminable within one year or upon sale

Industry Standard

Base Management Fee

Typically 3% of Revenues

\+

Incentive Management Fee

% of Operating Profit if > a Fixed Rate of Return Based on Purchase Price

WELL MAINTAINED PORTFOLIO

Quality Portfolio with Average Effective Age of 4 Years…[1]


7-8 Years
16%
0-6 Years
84%

Years since built or last renovated

…the Result of Consistent Reinvestment…


$139
$174
$232
$306
$377
$444
$514
2011
2012
2013
2014
2015
2016
2017
Forecast
Cumulative CapEx ($ in millions)

…Leads to Traveler Satisfaction Outperformance.



4.33 out of 5.00 weighted average TripAdvisor rating [2]

Consistent reinvestment provides for strong customer satisfaction and more predictable future capital needs

Note: Statistics based on hotels owned by the Company and held for use as of March 31, 2017, and represent periods of ownership by the Company, Apple REIT Seven, Inc., Apple REIT Eight, Inc., or Apple REIT Ten, Inc.

(1) Average Effective Age calculated as of March 31, 2017, and represents years since hotels were built or last renovated. Average actual age of hotels is 11 years.

(2) Apple Hospitality property TripAdvisor ratings as of March 31, 2017.

FLEXIBLE BALANCE SHEET

Debt Composition(1)


Revolver
26%
Term Loan
41%
Property Debt
33%
UNENCUMBERED
PORTFOLIO
207 Hotels
25,874 Keys

Debt Maturity Schedule(1)(2) ($ in millions)


Hotels: 2
Keys: 180
Rate: 4.8%
Revolver
Rate: 2.5%
Hotels: 1
Keys: 130
Rate 4.1%
Term loan
Rate: 2.9%(3)
Hotels: 3
Keys: 351
Rate 6.3%
Term loan
Rate: 2.5%(3)
Hotels: 23
Keys: 3,668
Rate: 4.3%
Term loan
Rate: 3.1%(3)
$22
$367
$16
$425
$37
$50
$387
$100
2017
2018
2019
2020
2021
2022
and after

Low debt and staggered maturities facilitate agile balance sheet strategy

(1) Based on outstanding balance as of March 31, 2017, excluding unamortized fair value adjustment of assumed debt and unamortized debt issuance costs.
(2) Excludes yearly amortization.
(3) Interest rate includes effect of interest rate swaps and LIBOR rate at March 31, 2017.

INDUSTRY FUNDAMENTALS

US Hotel Forecast

% Change vs. Prior Year

	2017			2018	
	STR	CBRE	PwC	STR	CBRE
Supply	2.0%	2.0%	1.9%	2.2%	2.1%
Demand	1.7%	1.9%	1.6%	2.0%	1.8%
RevPAR	2.5%	3.0%	2.3%	2.6%	2.5%

Source: Smith Travel Research (STR) February 2017; CBRE Hotel Horizons March – May 2017 Edition; PwC Hospitality Directions US January 2017

COMPARABLE HOTELS FINANCIAL HIGHLIGHTS

($ in thousands except statistical data)

	Three Months Ended March 31,		
	2017	2016	% CHANGE
RevPAR	$99.02	$97.65	1.4%
Revenue	$289,191	$284,920	1.5%
Adjusted Hotel EBITDA	$104,771	$106,738	(1.8%)
Adjusted Hotel EBITDA Margin	36.2%	37.5%	(130 bps)

Note: Comparable Hotels is defined as the 235 hotels owned by the Company as of March 31, 2017, that are held for use, and excludes the Dallas Hilton hotel that was sold in April 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Refer to appendix for reconciliation to net income.

APPLE HOSPITALITY REIT

CORPORATE GOVERNANCE

Aligns with Shareholders

- Audit, Compensation and Corporate Governance Committees are independent
- Regular executive sessions of independent directors
- Required resignation of an incumbent director not receiving majority of votes cast in election
- 80% of executive target compensation is incentive based
- Required share ownership of:
    - 5 times salary for CEO
    - 3 times salary for other executive officers, and
    - 2 times cash compensation for directors

Board of Directors with Effective Experience

Glade M. Knight – Executive Chairman
Founder, Apple Hospitality REIT; Former Chairman/CEO, Cornerstone Realty NYSE:TCR

Justin G. Knight – Director
President & Chief Executive Officer, Apple Hospitality REIT

Glenn W. Bunting – Director
President, GB Corporation

Jon A. Fosheim – Director
Co-founder, Green Street Advisors

Bruce H. Matson – Director
Chief Legal Officer, LeClairRyan

Daryl A. Nickel – Director
Former Executive Vice President Lodging Development, Marriott® International

L. Hugh Redd – Director
Former Senior Vice President & Chief Financial Officer, General Dynamics

INVESTMENT SUMMARY

Focused on Performance	Structured to Reduce Risk	Opportunity for Growth
• Management team with extensive transaction and operations experience • Strong regional and national operators • Analytical data driven approach to drive property level results • Scale to negotiate attractive national contracts	• Exclusively invested in Marriott® and Hilton® branded hotels which benefit from strong reservation systems and loyalty programs • Focused on Upscale category where simple operations yield high margins • Broad geographic diversification reduces portfolio volatility • Well maintained portfolio with average effective age of 4 years • Low debt provides security through cycles	• Continued growth in US economy • Occupancy above prior peak in many markets • Opportunity to grow rate and maximize bottom line performance • Balance sheet strength enables management to pursue accretive transactions

Management is focused on generating strong risk adjusted returns over time

APPLE HOSPITALITY REIT

APPENDIX


Residence Inn
Residence Inn, Fayetteville, NC

APPLE HOSPITALITY REIT

COMPANY OVERVIEW

ENTITY	Apple Hospitality REIT, Inc.
EXCHANGE: TICKER	NYSE: APLE
DIVIDEND YIELD at 3/31/2017	6.3% yield, annual rate of $1.20 per share, paid monthly
AVERAGE TRADING VOLUME 9/1/16 (date of Apple Ten merger) - 4/30/17	1.2 Million shares per day
EQUITY MARKET CAP at 3/31/2017	$4.3 Billion
NET DEBT at 3/31/2017	$1.4 Billion
TOTAL CAPITALIZATION at 3/31/2017	$5.7 Billion
REAL ESTATE PORTFOLIO at 4/30/2017	235 hotels, exclusively Marriott® and Hilton® brands
GEOGRAPHIC DIVERSIFICATION	33 states, 87 Markets
2016 COMPARABLE HOTELS REVENUE(1)	$1.2 Billion
2016 COMPARABLE HOTELS ADJUSTED HOTEL EBITDA MARGIN(1)	38.4%
2016 CAPEX(2)	$67 Million
MANAGEMENT TEAM	More than 15 years average industry experience
EXECUTIVE TARGET COMPENSATION STRUCTURE	80% executive target compensation incentive based

(1) See following pages for reconciliation to actual revenue and net income.
(2) Includes capital expenditures for Apple REIT Ten, Inc. prior to merger on September 1, 2016.

MANAGEMENT TEAM WITH DEEP INDUSTRY EXPERIENCE OVER MULTIPLE HOTEL CYCLES

- Average executive tenure with the Apple REIT Companies is more than 15 years
- Established and operated 8 public hospitality REITs
- Raised and invested approximately $7 billion in hotel assets
- Purchased over 400 hotels
- Managed over $675 million in CapEx and renovation spending
- Sold 4 REITs in 3 transactions totaling $2.7 billion
- Merged 3 REITs and listed Company on NYSE
- Completed $1.3 billion Apple REIT Ten merger
- Representation on 7 Marriott® & Hilton® brand advisory boards, numerous brand advisory committees and leadership role in American Hotel & Lodging Association

HISTORY OF APPLE REIT BRAND OWNERSHIP

	Total Hotels Owned(1)	Current Hotel Ownership(2)
Hilton Garden Inn®	58	41
Courtyard by Marriott®	63	40
Hampton by Hilton®	52	36
Homewood Suites by Hilton®	62	34
Residence Inn by Marriott®	102	32
SpringHill Suites by Marriott®	26	17
TownePlace Suites by Marriott®	21	12
Fairfield Inn by Marriott® and Fairfield Inn & Suites by Marriott®	20	11
Home2 Suites by Hilton®	6	6
Marriott® Hotels	7	3
Embassy Suites by Hilton®	2	2
Hilton® Hotels & Resorts	1	0
Renaissance® Hotels	1	1
Total	**421**	**235**

(1) Hotels owned by the various Apple REIT Companies since the first hospitality REIT in 1999.
(2) Hotels owned by Apple Hospitality as of April 30, 2017.

APPLE HOSPITALITY REIT, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	March 31, 2017 (unaudited)	December 31, 2016
Assets		
Investment in real estate, net of accumulated depreciation of $601,055 and $557,597, respectively	$ 4,803,503	$ 4,823,489
Assets held for sale	39,000	39,000
Restricted cash-furniture, fixtures and other escrows	27,309	29,425
Due from third party managers, net	57,692	31,460
Other assets, net	47,419	56,509
Total Assets	$ 4,974,923	$ 4,979,883
Liabilities		
Revolving credit facility	$ 366,600	$ 270,000
Term loans	571,197	570,934
Mortgage debt	465,043	497,029
Accounts payable and other liabilities	84,237	124,856
Total Liabilities	1,487,077	1,462,819
Shareholders' Equity		
Preferred stock, authorized 30,000,000 shares; none issued and outstanding	-	-
Common stock, no par value, authorized 800,000,000 shares; issued and outstanding 223,049,990 and 222,938,648 shares, respectively	4,454,992	4,453,205
Accumulated other comprehensive income	6,134	4,589
Distributions greater than net income	(973,280)	(940,730)
Total Shareholders' Equity	3,487,846	3,517,064
Total Liabilities and Shareholders' Equity	$ 4,974,923	$ 4,979,883

Note: The Consolidated Balance Sheets and corresponding footnotes can be found in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2017.

APPLE HOSPITALITY REIT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(Unaudited) (in thousands, except per share data)

	Three Months Ended March 31, 2017	Three Months Ended March 31, 2016
Revenues:		
Room	$ 269,393	$ 206,150
Other	23,532	18,337
Total revenue	292,925	224,487
Expenses:		
Operating	75,154	56,829
Hotel administrative	24,836	18,198
Sales and marketing	24,109	18,019
Utilities	9,753	7,600
Repair and maintenance	11,916	9,084
Franchise fees	12,474	9,445
Management fees	10,212	8,037
Property taxes, insurance and other	16,927	12,452
Ground lease	2,816	2,466
General and administrative	6,754	4,828
Transaction and litigation costs	-	293
Loss on impairment of depreciable real estate assets	7,875	-
Depreciation	43,767	33,484
Total expenses	246,593	180,735
Operating income	46,332	43,752
Interest and other expense, net	(11,717)	(8,803)
Income before income taxes	34,615	34,949
Income tax expense	(250)	(263)
Net income	$ 34,365	$ 34,686
Other comprehensive income (loss):		
Interest rate derivatives	1,545	(6,694)
Comprehensive income	$ 35,910	$ 27,992
Basic and diluted net income per common share	$ 0.15	$ 0.20
Weighted average common shares outstanding - basic and diluted	223,047	174,666

Note: The Consolidated Statements of Operations and Comprehensive Income and corresponding footnotes can be found in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2017.

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED HOTEL EBITDA ON A QUARTERLY BASIS FROM JUNE 30, 2015 THROUGH MARCH 31, 2017

(Unaudited) (in thousands)

	Three Months Ended							
	6/30/2015	9/30/2015	12/31/2015	3/31/2016	6/30/2016	9/30/2016	12/31/2016	3/31/2017
Net income (loss)	$ 44,245	$ 46,968	$ (17,792)	$ 34,686	$ 54,718	$ 13,694	$ 41,554	$ 34,365
Depreciation	31,135	32,351	33,244	33,484	33,824	37,343	43,512	43,767
Amortization of favorable and unfavorable leases, net	133	133	133	262	119	132	161	165
Interest and other expense, net	7,226	9,302	8,867	8,803	9,560	10,156	11,507	11,717
Income tax (benefit) expense	422	138	26	263	360	(7)	(185)	250
EBITDA	83,161	88,892	24,478	77,498	98,581	61,318	96,549	90,264
Transaction and litigation costs	5,825	842	(710)	293	1,116	36,452	(2,872)	-
Loss on sale of real estate	271	-	72	-	-	-	153	-
Loss on impairment of depreciable real estate assets	-	-	45,000	-	-	5,471	-	7,875
Non-cash straight-line ground lease expense	849	829	819	819	817	843	940	939
Adjusted EBITDA	$ 90,106	$ 90,563	$ 69,659	$ 78,610	$ 100,514	$ 104,084	$ 94,770	$ 99,078
General and administrative expense	3,699	5,175	5,131	4,828	5,060	2,623	4,521	6,754
Adjusted Hotel EBITDA	$ 93,805	$ 95,738	$ 74,790	$ 83,438	$ 105,574	$ 106,707	$ 99,291	$ 105,832

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME TO FFO AND MFFO FOR THE THREE MONTHS ENDED MARCH 31, 2017 AND 2016

(Unaudited) (in thousands)

	Three Months Ended March 31,	
	2017	2016
Net income	$ 34,365	$ 34,686
Depreciation of real estate owned	43,537	33,254
Loss on impairment of depreciable real estate assets	7,875	-
Amortization of favorable and unfavorable leases, net	165	262
Funds from operations	85,942	68,202
Transaction and litigation costs	-	293
Non-cash straight-line ground lease expense	939	819
Modified funds from operations	$ 86,881	$ 69,314

APPLE HOSPITALITY REIT, INC.
COMPARABLE HOTELS OPERATING METRICS AND STATISTICAL DATA
(Unaudited) (in thousands except statistical data)

	Three Months Ended March 31, 2017	Three Months Ended March 31, 2016	% Change
Room revenue	$ 266,735	$ 262,733	1.5%
Other revenue	22,456	22,187	1.2%
Total revenue	289,191	284,920	1.5%
Total operating expenses	184,420	178,182	3.5%
Adjusted Hotel EBITDA	$ 104,771	$ 106,738	(1.8%)
Adjusted Hotel EBITDA Margin %	36.2%	37.5%	(130 bps)
ADR (Comparable Hotels)	$ 133.09	$ 132.66	0.3%
Occupancy (Comparable Hotels)	74.4%	73.6%	1.1%
RevPAR (Comparable Hotels)	$ 99.02	$ 97.65	1.4%
ADR (Actual)	$ 133.39	$ 133.16	0.2%
Occupancy (Actual)	74.4%	74.1%	0.4%
RevPAR (Actual)	$ 99.27	$ 98.66	0.6%

Reconciliation to Actual Results

	2017	2016
Total Revenue (Actual)	$ 292,925	$ 224,487
Revenue from acquisitions prior to ownership	-	65,479
Revenue from dispositions	(3,687)	(5,143)
Lease revenue intangible amortization	(47)	97
Comparable Hotels Total Revenue	$ 289,191	$ 284,920
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$ 105,832	$ 83,438
AHEBITDA from acquisitions prior to ownership	-	24,494
AHEBITDA from dispositions	(1,061)	(1,194)
Comparable Hotels AHEBITDA	$ 104,771	$ 106,738

Note: Comparable Hotels is defined as the 235 hotels owned by the Company as of March 31, 2017, that are held for use, and excludes the Dallas Hilton hotel that was sold in April 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Reconciliation of Net Income to Non-GAAP financial measures is included in prior pages.

APPLE HOSPITALITY REIT, INC.
COMPARABLE HOTELS QUARTERLY OPERATING METRICS AND STATISTICAL DATA
(Unaudited) (in thousands except statistical data)

	Three Months Ended							
	6/30/2015	9/30/2015	12/31/2015	3/31/2016	6/30/2016	9/30/2016	12/31/2016	3/31/2017
Room revenue	$ 285,907	$ 287,714	$ 246,492	$ 262,733	$ 303,305	$ 296,647	$ 253,823	$ 266,735
Other revenue	24,425	22,939	23,654	22,187	24,501	23,563	23,563	22,456
Total revenue	310,332	310,653	270,146	284,920	327,806	320,210	277,386	289,191
Total operating expenses	183,568	185,833	173,972	178,182	191,840	196,002	179,266	184,420
Adjusted Hotel EBITDA	$ 126,764	$ 124,820	$ 96,174	$ 106,738	$ 135,966	$ 124,208	$ 98,120	$ 104,771
Adjusted Hotel EBITDA Margin %	40.8%	40.2%	35.6%	37.5%	41.5%	38.8%	35.4%	36.2%
ADR (Comparable Hotels)	$ 131.47	$ 132.53	$ 126.59	$ 132.66	$ 137.08	$ 134.79	$ 127.71	$ 133.09
Occupancy (Comparable Hotels)	81.7%	80.3%	71.7%	73.6%	81.9%	80.1%	72.4%	74.4%
RevPAR (Comparable Hotels)	$ 107.46	$ 106.47	$ 90.73	$ 97.65	$ 112.27	$ 108.03	$ 92.43	$ 99.02
ADR (Actual)	$ 131.33	$ 133.18	$ 127.04	$ 133.16	$ 138.16	$ 136.04	$ 127.81	$ 133.39
Occupancy (Actual)	81.8%	80.5%	71.9%	74.1%	82.2%	80.2%	72.4%	74.4%
RevPAR (Actual)	$ 107.43	$ 107.19	$ 91.36	$ 98.66	$ 113.59	$ 109.07	$ 92.52	$ 99.27
Reconciliation to Actual Results								
Total Revenue (Actual)	$ 234,374	$ 240,555	$ 213,033	$ 224,487	$ 257,636	$ 276,471	$ 282,431	$ 292,925
Revenue from acquisitions prior to ownership	81,734	75,548	62,799	65,479	76,234	49,452	-	-
Revenue from dispositions	(5,743)	(5,417)	(5,653)	(5,143)	(6,017)	(5,666)	(4,998)	(3,687)
Lease revenue intangible amortization	(33)	(33)	(33)	97	(47)	(47)	(47)	(47)
Comparable Hotels Total Revenue	$ 310,332	$ 310,653	$ 270,146	$ 284,920	$ 327,806	$ 320,210	$ 277,386	$ 289,191
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$ 93,805	$ 95,738	$ 74,790	$ 83,438	$ 105,574	$ 106,707	$ 99,291	$ 105,832
AHEBITDA from acquisitions prior to ownership	34,335	30,557	22,825	24,494	32,073	18,985	-	-
AHEBITDA from dispositions	(1,376)	(1,475)	(1,441)	(1,194)	(1,681)	(1,484)	(1,171)	(1,061)
Comparable Hotels AHEBITDA	$ 126,764	$ 124,820	$ 96,174	$ 106,738	$ 135,966	$ 124,208	$ 98,120	$ 104,771

Note: Comparable Hotels is defined as the 235 hotels owned by the Company as of March 31, 2017, that are held for use, and excludes the Dallas Hilton hotel that was sold in April 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Reconciliation of Net Income to Non-GAAP financial measures is included in prior pages.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS TOP 20 MARKETS(1)
THREE MONTHS ENDED MARCH 31 (Unaudited)

Market	# of Hotels	Occupancy Q1 2017	Occupancy Q1 2016	Occupancy % Change	ADR Q1 2017	ADR Q1 2016	ADR % Change	RevPAR Q1 2017	RevPAR Q1 2016	RevPAR % Change	% of Adjusted Hotel EBITDA Q1 2017
Top 20 Markets											
Phoenix, AZ	8	81.9%	80.0%	2.4%	$162.10	$157.34	3.0%	$132.79	$125.86	5.5%	6.3%
Los Angeles/Long Beach, CA	8	87.5%	94.2%	(7.1)%	$160.59	$178.33	(9.9)%	$140.58	$167.96	(16.3)%	6.2%
San Diego, CA	7	80.3%	74.4%	7.9%	$149.53	$142.56	4.9%	$120.00	$106.07	13.1%	5.6%
Anaheim/Santa Ana, CA	6	85.2%	85.6%	(0.4)%	$147.66	$142.79	3.4%	$125.77	$122.17	3.0%	4.4%
Dallas, TX	9	75.5%	77.4%	(2.5)%	$121.91	$121.32	0.5%	$92.07	$93.94	(2.0)%	3.8%
Nashville, TN	5	74.0%	82.2%	(9.9)%	$162.33	$160.96	0.9%	$120.17	$132.26	(9.1)%	3.4%
Richmond/Petersburg, VA	4	73.0%	69.2%	5.4%	$149.93	$146.13	2.6%	$109.38	$101.10	8.2%	3.2%
Austin, TX	7	77.0%	77.1%	(0.1)%	$132.88	$135.51	(1.9)%	$102.32	$104.49	(2.1)%	3.1%
Fort Lauderdale, FL	3	89.2%	90.1%	(0.9)%	$180.67	$181.36	(0.4)%	$161.22	$163.39	(1.3)%	2.9%
Miami/Hialeah, FL	3	88.2%	90.6%	(2.6)%	$177.14	$193.70	(8.6)%	$156.31	$175.48	(10.9)%	2.7%
Seattle, WA	3	75.2%	75.0%	0.2%	$169.63	$157.73	7.5%	$127.52	$118.30	7.8%	2.2%
Houston, TX	6	66.8%	64.3%	3.9%	$124.93	$131.44	(4.9)%	$83.41	$84.46	(1.2)%	2.2%
Orlando, FL	3	88.5%	92.5%	(4.4)%	$133.16	$127.27	4.6%	$117.82	$117.76	0.0%	2.0%
Washington, DC-MD-VA	5	61.7%	65.5%	(5.8)%	$134.49	$125.24	7.4%	$83.03	$82.08	1.2%	2.0%
Oklahoma City, OK	4	76.1%	77.0%	(1.1)%	$133.68	$134.19	(0.4)%	$101.78	$103.29	(1.5)%	1.9%
Denver, CO	3	73.2%	68.5%	6.9%	$140.39	$141.20	(0.6)%	$102.81	$96.76	6.3%	1.8%
Chicago, IL	8	62.9%	60.0%	5.0%	$114.91	$119.22	(3.6)%	$72.32	$71.49	1.2%	1.8%
Fort Worth/Arlington, TX	5	72.4%	81.1%	(10.8)%	$129.06	$122.15	5.7%	$93.38	$99.12	(5.8)%	1.7%
Idaho	2	77.2%	76.0%	1.6%	$125.42	$119.95	4.6%	$96.84	$91.13	6.3%	1.6%
Tucson, AZ	3	88.2%	89.2%	(1.2)%	$120.68	$112.95	6.8%	$106.43	$100.80	5.6%	1.6%
Top 20 Markets	**102**	**76.6%**	**77.0%**	**(0.5)%**	**$143.10**	**$143.07**	**0.0%**	**$109.62**	**$110.17**	**(0.5)%**	**60.4%**
All Other Markets	**133**	**72.3%**	**70.2%**	**2.9%**	**$122.72**	**$121.36**	**1.1%**	**$88.67**	**$85.26**	**4.0%**	**39.6%**
Total Portfolio	**235**	**74.4%**	**73.6%**	**1.1%**	**$133.09**	**$132.66**	**0.3%**	**$99.02**	**$97.65**	**1.4%**	**100.0%**

(1) Based on Comparable Hotels Adjusted Hotel EBITDA contribution.

Note: Comparable Hotels is defined as the 235 hotels owned by the Company as of March 31, 2017, that are held for use, and excludes the Dallas Hilton hotel that was sold in April 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Market categorization is based on STR, Inc. designation.

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY REGION
THREE MONTHS ENDED MARCH 31 (Unaudited)

Region		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q1 2017	Q1 2016	% Change	Q1 2017	Q1 2016	% Change	Q1 2017	Q1 2016	% Change	Q1 2017
STR Region											
East North Central	15	64.8%	62.7%	3.3%	$118.21	$120.15	(1.6)%	$76.62	$75.36	1.7%	4.1%
East South Central	27	73.5%	72.9%	0.9%	$123.12	$123.63	(0.4)%	$90.52	$90.07	0.5%	8.6%
Middle Atlantic	12	69.7%	67.9%	2.7%	$142.24	$149.90	(5.1)%	$99.21	$101.84	(2.6)%	1.8%
Mountain	19	79.6%	77.1%	3.2%	$140.54	$135.59	3.6%	$111.88	$104.55	7.0%	12.4%
New England	4	61.4%	69.6%	(11.7)%	$126.26	$126.16	0.1%	$77.57	$87.81	(11.7)%	0.9%
Pacific	32	82.6%	81.3%	1.6%	$154.71	$155.23	(0.3)%	$127.81	$126.27	1.2%	22.5%
South Atlantic	63	75.3%	74.9%	0.5%	$131.97	$130.20	1.4%	$99.39	$97.53	1.9%	27.5%
West North Central	17	69.6%	66.4%	4.9%	$117.07	$116.17	0.8%	$81.48	$77.10	5.7%	4.8%
West South Central	46	72.5%	73.3%	(1.2)%	$124.82	$124.41	0.3%	$90.45	$91.23	(0.9)%	17.4%
Total Portfolio	**235**	**74.4%**	**73.6%**	**1.1%**	**$133.09**	**$132.66**	**0.3%**	**$99.02**	**$97.65**	**1.4%**	**100.0%**

Note: Comparable Hotels is defined as the 235 hotels owned by the Company as of March 31, 2017, that are held for use, and excludes the Dallas Hilton hotel that was sold in April 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Region categorization is based on STR, Inc. designation.

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY CHAIN SCALE
THREE MONTHS ENDED MARCH 31 (Unaudited)

Chain Scale/Brand		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q1 2017	Q1 2016	% Change	Q1 2017	Q1 2016	% Change	Q1 2017	Q1 2016	% Change	Q1 2017
Upscale											
Courtyard	40	70.6%	70.6%	(0.0)%	$135.73	$137.42	(1.2)%	$95.80	$97.01	(1.3)%	18.9%
Hilton Garden Inn	41	72.2%	71.9%	0.4%	$132.84	$131.60	0.9%	$95.92	$94.62	1.4%	18.5%
Homewood Suites	34	79.3%	79.1%	0.2%	$140.19	$140.22	(0.0)%	$111.18	$110.98	0.2%	14.5%
Residence Inn	32	78.4%	77.0%	1.9%	$142.53	$141.10	1.0%	$111.78	$108.61	2.9%	15.7%
SpringHill Suites	17	74.2%	73.5%	0.9%	$118.88	$117.99	0.7%	$88.15	$86.74	1.6%	6.8%
Upscale Total	**164**	**74.4%**	**73.9%**	**0.6%**	**$135.29**	**$134.97**	**0.2%**	**$100.65**	**$99.79**	**0.9%**	**74.4%**
Upper Midscale											
Fairfield Inn/Fairfield Inn & Suites	11	79.0%	77.9%	1.5%	$121.45	$119.25	1.9%	$96.01	$92.87	3.4%	4.2%
Hampton	36	73.2%	72.1%	1.6%	$128.00	$128.68	(0.5)%	$93.76	$92.75	1.1%	13.1%
Home2 Suites	6	80.8%	80.8%	(0.0)%	$122.37	$117.25	4.4%	$98.87	$94.76	4.3%	2.4%
TownePlace Suites	12	74.5%	73.8%	0.9%	$103.45	$99.32	4.2%	$77.05	$73.30	5.1%	3.3%
Upper Midscale Total	**65**	**75.1%**	**74.0%**	**1.5%**	**$122.45**	**$121.35**	**0.9%**	**$91.96**	**$89.79**	**2.4%**	**23.0%**
Upper Upscale											
Embassy Suites	2	83.8%	74.9%	11.9%	$162.40	$160.13	1.4%	$136.10	$119.90	13.5%	1.3%
Marriott	3	63.0%	61.5%	2.5%	$149.22	$147.45	1.2%	$94.07	$90.67	3.7%	2.9%
Renaissance	1	86.6%	79.6%	8.8%	$184.12	$206.98	(11.0)%	$159.45	$164.72	(3.2)%	(1.6)%
Upper Upscale Total	**6**	**70.9%**	**67.0%**	**5.9%**	**$158.63**	**$160.51**	**(1.2)%**	**$112.43**	**$107.48**	**4.6%**	**2.6%**
Total Portfolio	**235**	**74.4%**	**73.6%**	**1.1%**	**$133.09**	**$132.66**	**0.3%**	**$99.02**	**$97.65**	**1.4%**	**100.0%**

Note: Comparable Hotels is defined as the 235 hotels owned by the Company as of March 31, 2017, that are held for use, and excludes the Dallas Hilton hotel that was sold in April 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Chain scale categorization is based on STR, Inc. designation.

MANAGEMENT COMPANIES

TOP 10 APPLE HOSPITALITY OPERATORS AS OF MARCH 31, 2017				
Rank	Company Name	Total # of Properties(1)	% of Apple Hospitality Portfolio(2)	Apple Hospitality's % of Operator's Portfolio(2)
1	LBA	40	17%	66%
2	White Lodging	29	12%	18%
3	Dimension	24	10%	43%
4	McKibbon	18	8%	21%
5	Western	17	7%	45%
6	Marriott	14	6%	2%
7	Raymond	14	6%	41%
8	Newport	9	4%	20%
9	North Central	9	4%	31%
10	Vista Host	9	4%	26%

100% of Apple Hospitality's portfolio operated by 3rd party property managers

93% independent of brand management(2)

22 operating companies provide a platform for comparative analytics and shared best practices

23% of operators' portfolios represented by Apple Hospitality on average, excluding brands(2)

Scale within our management companies' portfolios provides for substantial influence

(1) Number of properties managed for Apple Hospitality.
(2) Calculated based on number of hotels.

DEFINITIONS

Non-GAAP Financial Measures

The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its operating performance: Funds from Operations ("FFO"); Modified FFO ("MFFO"); Earnings before Interest, Income Taxes, Depreciation and Amortization ("EBITDA"); Adjusted EBITDA ("Adjusted EBITDA"); and Adjusted Hotel EBITDA ("Adjusted Hotel EBITDA"). These non-GAAP financial measures should be considered along with, but not as alternatives to, net income, cash flow from operations, or any other operating GAAP measure. FFO, MFFO, EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA are not necessarily indicative of funds available to fund the Company's cash needs, including its ability to make cash distributions. Although FFO, MFFO, EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA, as calculated by the Company, may not be comparable to FFO, MFFO, EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA, as reported by other companies that do not define such terms exactly as the Company defines such terms, the Company believes these supplemental measures are useful to investors when comparing the Company's results between periods and with other REITs.

EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA

EBITDA is a commonly used measure of performance in many industries and is defined as net income (loss) excluding interest, income taxes, depreciation and amortization. The Company believes EBITDA is useful to investors because it helps the Company and its investors evaluate the ongoing operating performance of the Company by removing the impact of its capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). In addition, certain covenants included in the agreements governing the Company's indebtedness use EBITDA, as defined in the specific credit agreement, as a measure of financial compliance.

The Company considers the exclusion or inclusion of certain additional items from EBITDA (Adjusted EBITDA) useful, including (i) the exclusion of transaction and litigation costs, gains or losses from sales of real estate, and the loss on impairment of depreciable real estate assets as these do not represent ongoing operations, and (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels.

The Company further excludes actual corporate-level general and administrative expense for the Company from Adjusted EBITDA (Adjusted Hotel EBITDA) to isolate property-level operational performance over which the Company's hotel operators have direct control. The Company believes Adjusted Hotel EBITDA provides useful supplemental information to investors regarding operating performance, and is used by management to measure the performance of the Company's hotels and effectiveness of the operators of the hotels.

DEFINITIONS (CONTINUED)

FFO and MFFO

The Company calculates and presents FFO in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income (loss) (computed in accordance with generally accepted accounting principles ("GAAP")), excluding gains or losses from sales of real estate, extraordinary items as defined by GAAP, the cumulative effect of changes in accounting principles, plus real estate related depreciation, amortization and impairments, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company's operations. The Company further believes that by excluding the effects of these items, FFO is useful to investors in comparing its operating performance between periods and between REITs that report FFO using the NAREIT definition. FFO as presented by the Company is applicable only to its common shareholders, but does not represent an amount that accrues directly to common shareholders.

The Company further adjusts FFO (MFFO) for certain additional items that are not in NAREIT's definition of FFO, including: (i) the exclusion of transaction and litigation costs as these do not represent ongoing operations and (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels. The Company presents MFFO when evaluating its performance because it believes that it provides further useful supplemental information to investors regarding its ongoing operating performance.

Comparable Hotels

Comparable Hotels is defined as the hotels owned and held for use by the Company as of the date referenced. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions or assets held for sale, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel at the time of acquisition and have not been audited or adjusted.

TRADEMARK INFORMATION

"Courtyard by Marriott®," "Fairfield Inn by Marriott®," "Fairfield Inn & Suites by Marriott®," "Marriott® Hotels," "Renaissance® Hotels," "Residence Inn by Marriott®," "SpringHill Suites by Marriott®," and "TownePlace Suites by Marriott®" are each a registered trademark of Marriott International, Inc. or one of its affiliates. All references to "Marriott®" mean Marriott International, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Marriott®'s relationship with Apple Hospitality REIT, Inc. or otherwise. Marriott® was not involved in any way, whether as an "issuer" or "underwriter" or otherwise, in any Apple Hospitality REIT offering and received no proceeds from the offering. Marriott® has not expressed any approval or disapproval regarding this presentation, and the grant by Marriott® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Marriott® has not assumed and shall not have any liability in connection with this presentation.

"Embassy Suites by Hilton®," "Hampton by Hilton®," "Hilton® Hotels & Resorts," "Hilton Garden Inn®," "Home2 Suites by Hilton®," and "Homewood Suites by Hilton®" are each a registered trademark of Hilton Worldwide Holdings Inc. or one of its affiliates. All references to "Hilton®" mean Hilton Worldwide Holdings Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hilton®'s relationship with Apple Hospitality REIT, Inc., or otherwise. Hilton® was not involved in any way, whether as an "issuer" or "underwriter" or otherwise, in any Apple Hospitality REIT offering and received no proceeds from the offering. Hilton® has not expressed any approval or disapproval regarding this presentation, and the grant by Hilton® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hilton® has not assumed and shall not have any liability in connection with this presentation.

CONTACT INFORMATION

814 East Main Street
Richmond, VA 23219

(804) 344-8121

www.applehospitalityreit.com